UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Stellar Biotechnologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Stellar Biotechnologies, Inc.

332 E. Scott Street

Port Hueneme, California 93041

NOTICE OF 2015 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To be Held on Thursday, February 12, 2015

To the Shareholders of Stellar Biotechnologies, Inc.:

Notice is hereby given that the 2015 Annual General Meeting of Shareholders (the “Annual Meeting”) of Stellar Biotechnologies, Inc. (the “Corporation”) will be held at 9:30 a.m. (local time) on Thursday, February 12, 2015, at the Holiday Inn Express, located at 350 E. Port Hueneme Road, Port Hueneme, California 93041, to consider and act upon the following matters:

1.	the election of six directors, nominated by the Corporation’s Board of Directors, to serve until the Corporation’s annual meeting of shareholders to be held in 2016 or until their successors are duly elected and qualified;

2.	the appointment of Moss Adams LLP as the Corporation’s auditors and independent registered public accounting firm for the ensuing year; and

3.	such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on January 5, 2015, the record date, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting and vote in person. To assure your representation at the Annual Meeting, however, you are urged to vote by proxy as soon as possible by mail by following the instructions on the proxy card or, if applicable, submit your proxy via the telephone or Internet. You may vote in person at the Annual Meeting even if you have previously returned a proxy.

By Order of the Board of Directors,

/s/ Frank R. Oakes

Frank R. Oakes
President, Chief Executive Officer, and Chairman

Port Hueneme, California

January 13, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 12, 2015. The proxy materials relating to the Annual Meeting, including the proxy statement and our Annual Report, are available at no cost in the Investor Relations section of our website at http://ir.stellarbiotechnologies.com/. You may also request copies of the proxy materials from our Investor Relations department as described in the enclosed proxy statement.

Stellar Biotechnologies, Inc.

332 E. Scott Street

Port Hueneme, California 93041

PROXY STATEMENT

General Information Concerning Voting and Solicitation

This proxy statement is being furnished to you in connection with the solicitation by the Board of Directors (the “Board”) of Stellar Biotechnologies, Inc., a British Columbia corporation (“we,” “us,” “Stellar” the “Corporation” or the “Company”) of proxies in the accompanying form to be used at the 2015 Annual Meeting of Shareholders of the Company to be held at the Holiday Inn Express, located at 350 E. Port Hueneme Road, Port Hueneme, California 93041 at 9:30 a.m. (local time) on Thursday, February 12, 2015, and at any adjournments or postponements thereof (the “Annual Meeting”).

As a British Columbia corporation subject to the reporting requirements of the U.S Securities and Exchange Commission, our proxy disclosure has been prepared to comply with both U.S. and Canadian proxy disclosures and requirements. Principal disclosure differences between U.S and Canadian requirements include expanded Canadian disclosure requirements related to:

•	executive compensation matters, including the determination of the named executive officers under Canadian disclosure requirements;
•	corporate governance matters, including disclosure related to the Board committees; and
•	the appointment of auditors.

Our Board of Directors has fixed January 5, 2015 as the record date for determining those shareholders entitled to receive notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on January 5, 2015 will be entitled to vote at the Annual Meeting. We intend to first mail or give this proxy statement and the accompanying proxy card to all shareholders entitled to vote on or about January 19, 2015.

Questions and Answers about the Proxy Materials and the Annual Meeting

What proposals will be voted on at the Annual Meeting?

The following two proposals will be voted on at the Annual Meeting:

•	The election of six directors, nominated by our Board, to serve until our annual meeting of shareholders to be held in 2016 or until their successors are duly elected and qualified; and

•	The appointment of Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year.

How does the Board recommend that I vote on the proposals?

If no instructions are indicated on your signed proxy card, the proxy-holders will vote in accordance with the recommendations of the Board. Our Board recommends that you vote:

•	“FOR” Proposal No. 1 to elect each of the director nominees named in this proxy statement; and

•	“FOR” Proposal No. 2 to appoint Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year.

Will there be any other items of business on the agenda?

At present, management knows of no additional business to be presented at the Annual Meeting, but if other business is presented, the persons named in the proxy card and acting under the proxy card as proxy-holders will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on January 5, 2015 may vote at the Annual Meeting. As of the close of business on January 5, 2015, there were 79,546,650 common shares outstanding, all of which are entitled to vote at the Annual Meeting. Each shareholder is entitled to one vote for each common share held as of the record date on all matters properly brought before the Annual Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, Inc., you are considered, with respect to those shares, the shareholder of record. As a shareholder of record, we have mailed our 2014 Annual Report, the proxy statement and proxy card directly to you.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. Our 2014 Annual Report and the proxy statement have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

Shares held in “street name” by a broker or nominee who indicates on a proxy that it does not have discretionary authority to vote those shares on a proposal are referred to as “broker non-votes.” Under current rules, brokers, banks or other nominees may not vote and have no discretionary authority to vote shares on the election of directors, executive compensation matters and other governance matters, or “non-routine” matters, unless they receive specific voting instructions from their clients.

Your bank or broker does not have discretion to vote uninstructed shares on the proposals in this Proxy Statement, except for Proposal No. 2 to appoint our auditors and independent registered public accounting firm for the ensuing year.

If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote on Proposal No. 1, the election of directors. Accordingly, for your vote to be counted, you now will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the Annual Meeting. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

How do I vote my shares?

Shareholders can vote in person at the Annual Meeting or by proxy. If you vote by proxy, the individuals named on the proxy card as your representatives will vote your shares in the manner you indicate. You may specify whether your shares should be voted “FOR” the director nominees, or you may indicate that you “WITHHOLD” your vote with respect to a nominee. You may also specify whether your shares should be voted “FOR”, or you may indicate that you “WITHHOLD” your vote on the other proposal to be presented at the Annual Meeting. You may vote your common shares by any of the following methods:

By Mail - Shareholders who receive a proxy card may vote by mail and should complete, sign and date their proxy cards and mail them in the pre-addressed envelopes that accompany the delivery of proxy cards. Proxy cards submitted by mail must be mailed by the date shown on the proxy card or the deadline imposed by your bank, broker or other agent for your shares to be voted.

By Telephone or the Internet - We have established telephone and Internet voting procedures for shareholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. The toll free telephone number for telephone voting is 1-866-732-VOTE (8683). Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. The website for Internet voting is http://www.investorvote.com/. Please have your proxy card handy when you go to the website. As with telephone voting, you will be able confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day until 9:30 a.m. Pacific Time, on Tuesday, February 10, 2015. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive. If you vote on the telephone or Internet, you do not have to return your proxy.

In Person - Shares held in your name as the shareholder of record may be voted by you in person at the Annual Meeting. Shares held in “street name” may be voted by you in person at the Annual Meeting only if you obtain a “legal proxy” from the bank, broker or other agent that holds your shares, which “legal proxy” grants you the right to vote the shares. You must present that “legal proxy” to attend the Annual Meeting and to be entitled to vote in person shares that are held for you in “street name.”

What does it mean if I receive more than one proxy card?

If you hold your shares in multiple registrations, or in both registered and street name, you will receive a proxy card for each account. Please mark, sign, date, and return each proxy card you receive. If you choose to vote by telephone or Internet, please vote each proxy card you receive.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. A proxy may be revoked at any time prior to its exercise:

•	by submitting a written notice revoking that proxy, addressed to our Secretary at our executive offices located at 332 E. Scott Street, Port Hueneme, California 93041, at any time up to and including the last business day before the Annual Meeting,

•	if you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be, or

•	at the Annual Meeting prior to the taking of a vote.

Any shareholder entitled to vote at the Annual Meeting may attend the meeting and vote in person on any matter presented for a vote to our shareholders at the meeting, whether or not that shareholder has previously given a proxy. However, attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before any vote in which the proxy has been given. If you hold your shares in “street name” and have instructed your broker, bank or other nominee to vote your shares for you, you must follow directions received from your broker, bank or other nominee to change those instructions.

What constitutes a quorum?

Our Articles require the representation of at least one person entitled to vote at the Annual Meeting who holds at least five percent of our issued common shares, in person or represented by proxy, or a duly appointed proxy holder or representative for a shareholder so entitled and holding or represented by proxy at least five percent of our issued common shares, in order to establish a quorum for the transaction of business. Abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

What is the vote required for a proposal to pass?

•	Proposal No. 1 — Election of directors: The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

•	Proposal No. 2 — Appointment of our auditors and independent registered public accounting firm: The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval. With regard to this proposal, shares which are entitled to vote at the Annual Meeting but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

Who will pay the costs of soliciting proxies and how are proxies solicited?

Proxies in the form enclosed are solicited by our Board of Directors. Solicitation of proxies will be made initially by mail. Proxies may also be solicited personally, by telephone, e-mail or by facsimile transmission by our directors, officers and other employees.

Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of our common shares held in their names. We will bear all costs and expenses incurred in connection with this solicitation, including the cost of printing and mailing these proxy materials and the expenses, charges and fees of brokers, custodians, nominees and other fiduciaries who, at the request of our management, mail material to, or otherwise communicate with, the beneficial owners of our common shares held of record by those brokers, custodians, nominees or other fiduciaries.

Attending the Annual Meeting

Only shareholders and our invited guests are permitted to attend the Annual Meeting. To gain admittance, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a nominee holds your shares and you plan to attend the Annual Meeting, you should bring a brokerage statement showing your ownership of the shares as of the record date or a letter from the nominee confirming such ownership, and a form of personal identification. If you wish to vote your shares that are held by a nominee at the meeting, you must obtain a proxy from your nominee and bring such proxy to the meeting.

Shareholder Proposals for 2016 Annual Meeting

Shareholder proposals for inclusion in our proxy statement: If a shareholder wishes to present a proposal to be included in our proxy statement and form of proxy for our 2016 annual meeting of shareholders, the proponent and the proposal must comply with the proxy proposal submission rules of the Securities and Exchange Commission (the “SEC”) and namely, Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). One of the requirements is that the proposal must be received by our Secretary at our executive offices in Port Hueneme, California no later than the close of business on September 21, 2015, which is 120 calendar days before January 19, 2016, the anniversary date that this proxy statement was released to shareholders in connection with the Annual Meeting. Such proposal must also comply with the applicable requirements as to form and substance established by the SEC if those proposals are to be included in the proxy statement and form of proxy. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of the Annual Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials.

Other shareholder proposals: The Board has approved an advance notice policy, which was subsequently approved by our shareholders at our 2014 annual meeting of shareholders, that requires advance notice be given to us in certain circumstances where nominations of persons for election to the Board are made by our shareholders.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting. However, in the event that the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the fifteenth day following the day on which the first public announcement of the date of the special meeting was made.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company, or any person who has held such a position since the beginning of the last completed financial year of the Company, nor any nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting other than the election of directors and as may be set out herein.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

Each director is elected annually to serve until the annual meeting of shareholders, or until his or her successor is duly elected. The Board has nominated Gregory T. Baxter, Tessie M. Che, David L. Hill, Daniel E. Morse, Frank R. Oakes, and Mayank D. Sampat to hold office until the 2016 annual meeting of shareholders and until their respective successors have been duly elected and qualified. In the event that any of the nominees shall be unable or unwilling to serve as a director, the Board shall reserve discretionary authority to vote for a substitute or substitutes. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

Information as to our Board of Directors and Nominees

Name and Residence	Age	Position(s) Held	Director Since
Gregory T. Baxter, Ph.D. California, USA (1)(2)(3)	55	Director	15-Aug-12
Tessie M. Che, Ph.D. California, USA	64	Director	25-Sep-13
David L. Hill, Ph.D. California, USA (1)(2)(3)	63	Director	17-May-11
Daniel E. Morse, Ph.D. California, USA	73	Director	9-Apr-10
Frank R. Oakes California, USA	64	President, Chief Executive Officer and Chairman of our Board of Directors	9-Apr-10
Mayank D. Sampat California, USA (1)(2)(3)	59	Director	15-Aug-12

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Biographies and Qualifications. The biographies of our directors and certain information regarding each director’s experience, attributes, skills and/or qualifications that led to the conclusion that the director should be serving as a director of our Company are as follows:

Gregory T. Baxter, Ph.D. has been a director of our Company since August 2012, and serves as chairman of the Nominating and Corporate Governance Committee. Dr. Baxter has served as an executive and scientist for several biotechnology corporations and foundations. Since 2001, he has held the position of Senior Scientist within the Department of Clinical Drug Development for CCS Associates Inc. Dr. Baxter previously served as a Program Director with the National Science Foundation and was also the founder and Chief Science Officer of Hurel Corporation. Prior to his time at Hurel, he was a Senior Scientist at the Cornell Nanoscale Science and Technology Facility and the Biotechnology Liaison for the National Nanofabrication Users Network. He also serves as Adjunct Associate Professor in College of Chemical Engineering at Cornell University and as a member of the Founders Board of Advisors at StartX Stanford Student Startup Accelerator. Dr. Baxter received his B.A. and Ph.D. in Biochemistry/Molecular Biology from University of California, Santa Barbara. Dr. Baxter has extensive scientific, clinical drug development and senior management experience in the pharmaceutical and biotechnology industries.

Tessie M. Che, Ph.D. was appointed a director of our Company as a result of our September 2013 private placement. Dr. Che currently serves as General Manager and Chair of the Board of Directors of Amaran Biotechnology Inc., a privately-held biopharmaceuticals manufacturer based in Taiwan, a position she has held since 2012. She co-founded Optimer Pharmaceuticals Inc. in 1998, and served as Optimer’s Chief Operating Officer and Senior Vice-President of Corporate Affairs from1998 to 2011. During the process development years of Optimer’s flagship drug, DificidTM, Dr. Che built and led the company’s chemistry, manufacturing and quality control (CMC) teams through the successful and cost-effective registration and commercialization of DificidTM in the United States, Canada and Europe in 2011. Prior to her founding of Optimer, Dr. Che’s past experience included 20 years in research, management and operations at large companies, including Exxon Mobil Corp., Aventis Pharmaceuticals Inc. and EniChem SpA. She also served as vice president, operations, of M and D Precision Science Group Inc. in 1988, and co-founded Cinogen Pharmaceuticals Inc. (China), serving as vice-president from 1994 to 1996. Cinogen later became a wholly owned subsidiary of Pharmanex Inc., where Dr. Che served as senior director of quality assurance and sourcing. Dr. Che holds bachelor degrees in chemistry from Illinois State University and Fu-Jen Catholic University (Taiwan), a PhD in physical-inorganic chemistry from Brandeis University, and did postdoctoral work at Columbia University. She has authored numerous scientific publications and holds over 20 U.S. patents in material synthesis and applications. Dr. Che currently serves as a director of OBI Pharma USA, a wholly-owned subsidiary of OBI Pharma, Inc., a publicly traded biotechnology corporation in Taiwan. Dr. Che has extensive scientific, operational, manufacturing, quality assurance, product development and senior management experience in the pharmaceutical and biotechnology industries, as well as experience serving on a board of directors within our industry.

David L. Hill, Ph.D. has been a director of our Company since May 2011, and serves as chairman of the Compensation Committee. He currently serves as Scientific Director for the ART Reproductive Center, Beverly Hills, California, a position he has held since December 1999. He is also an Assistant Clinical Professor in the Dept. of Obstetrics and Gynecology at the David Geffen School of Medicine, University of California, Los Angeles, and a Research Assistant IV at Cedars-Sinai Medical Center, Los Angeles, California. Dr. Hill received his Ph.D. in Biological Sciences from the Department of Pathology, School of Life Sciences, University of Connecticut and completed a Postdoctoral Fellowship at the Dana Farber Cancer Institute through an appointment by the Department of Physiology and Biophysics, Harvard Medical School, Boston, Massachusetts. Dr. Hill has extensive scientific and clinical research experience in our industry.

Daniel E. Morse, Ph.D. has been a director of our Company since April 2010. Dr. Morse is the Wilcox Professor Emeritus of Molecular Genetics and Biochemistry Biotechnology, Biomolecular Science and Engineering, a position he has held since 2008, and Director of the Marine Biotechnology Center, at the University of California, Santa Barbara, a position he has held since 1986. Previously, he served as Director of the UCSB-MIT-Caltech Institute of Collaborative Biotechnologies from 2003 to 2010, and also served as our Executive Vice-President, Science & Technology from 2010 until December 2011. Dr. Morse is an expert in the structure and function of the KLH molecule and internationally recognized expert in protein chemistry, molecular biology, molluscan reproductive biology, and aquaculture, and has an intimate understanding of our technology.

Frank R. Oakes was appointed our President and Chief Executive Officer and Chairman of our Board of Directors in April 2010. Prior to that time, he served as founder and Chief Executive Officer of our California subsidiary since 1999. He has more than 30 years of management experience in aquaculture including a decade as Chief Executive Officer of The Abalone Farm, Inc., during which he led the company through the R&D, capitalization, and commercialization phases of development to become the largest abalone producer in the United States. Mr. Oakes is the inventor of our patented method for non-lethal extraction of hemolymph from a live gastropod mollusk. He was the principal investigator on our Small Business Innovation Research (“SBIR”) grant from the National Science Foundation and was principal investigator on our Phase I and II SBIR grants from the NIH’s Center for Research Resources, and a California Technology Investment Partnership (“CalTIP”) grant from the Department of Commerce. Mr. Oakes has consulted and lectured for the aquaculture industry around the world. He received his Bachelor of Science degree from California State Polytechnic University, San Luis Obispo and is a graduate of the Los Angeles Regional Technology Alliance University’s management-training program. Mr. Oakes is a valuable member of our Board due to his depth of operating, strategic, and senior management experience in our industry, specifically as related to aquaculture. Additionally, Mr. Oakes holds an intimate knowledge of our Company due to his longevity in the industry and with us.

Mayank (Mike) D. Sampat has been a director of our Company since August 2012, and serves as chairman of the Audit Committee. Mr. Sampat is currently an independent consultant, a position he has held since September 2014. He previously held the position of controller for Zpower, LLC, an emerging manufacturer in the microbattery industry, from June 2012 to September 2014. Prior to that time, he held the position of controller for Imaging Advantage LLC from September 2010 to June 2012, and the position of Chief Financial Officer for Gamma Medica-Ideas, a supplier of imaging equipment to the medical industry, from September 2007 to June 2010. Mr. Sampat received a BBA in accounting from Bombay University and his MBA in Finance at Mercer University. Mr. Sampat is a seasoned finance and accounting executive, having worked with multiple companies ranging from startups to large Fortune 100 companies.

Cease Trade Orders and Bankruptcy

Within the last 10 years before the date of this proxy statement no proposed nominee for election as a director of the Company was a director or executive officer of any company (including the Company in respect of which this proxy statement is prepared) acted in that capacity for a company that was:

(a)	subject to a cease trade or similar order or an order denying the relevant company access to any exemptions under securities legislation, for more than 30 consecutive days;

(b)	subject to an event that resulted, after the director or executive officer ceased to be a director or executive officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under the securities legislation, for a period of more than 30 consecutive days;

(c)	within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or has become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director;

(d)	subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(e)	subject to any other penalties or sanctions imposed by a court or a regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Vote Required

With regard to the election of directors, votes may be cast “FOR” or “WITHHOLD.” The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the election of each of the nominees.

Recommendation

Our Board recommends that shareholders vote “FOR” the election of each of the director nominees identified in Proposal No. 1.

CORPORATE GOVERNANCE

Board Meetings

Our Board held 4 meetings in fiscal year 2014. Each director attended at least 75% of the aggregate number of meetings of the Board held during the period for which such director served on our Board and of the committees on which such director served. Our directors are encouraged, but not required, to attend annual meetings. All of our directors attended our 2014 annual meeting of shareholders, and all of our directors are expected to attend this Annual Meeting. The table below details the attendance of Board members at director and committee meetings during the fiscal year ended August 31, 2014.

Nominating
	Board	Audit	Compensation	and Governance
Name of Director	(4 Meetings)	(5 Meetings)	(3 Meetings)	(0 Meetings)
Gregory T. Baxter, Ph.D.	4 of 4	1 of 5 (1)	3 of 3	None
Tessie M. Che, Ph.D.	3 of 4	N/A	N/A	N/A
David L. Hill, Ph.D.	3 of 4	5 of 5	3 of 3	None
Daniel E. Morse, Ph.D.	4 of 4	N/A	N/A	N/A
Frank R. Oakes	4 of 4	4 of 5 (2)	N/A	N/A
Mayank D. Sampat	4 of 4	5 of 5	3 of 3	None

(1)	Dr. Baxter was appointed to the Audit Committee effective June 3, 2014. He attended all audit committee meetings since his appointment.

(2)	Mr. Oakes resigned from The Audit Committee effective June 3, 2014. He attended all audit committee meetings prior to his resignation.

Board Leadership Structure

Our Board does not have a formal policy with respect to the separation of the positions of Chief Executive Officer and Chairman of the Board. Since 2010, Frank Oakes has served as both our Chief Executive Officer and Chairman. The Board has determined that, in light of his extensive experience in our industry, familiarity with our day-to-day operations, in-depth knowledge of the issues, opportunities and challenges facing our Company, and strategic vision for our business, Mr. Oakes’ service as both our Chief Executive Officer and Chairman is appropriate to provide the authority and flexibility necessary for Mr. Oakes to lead our Company.

Although we believe that the combination of the Chief Executive Officer and Chairman roles is appropriate under the current circumstances, we have not established this approach as a policy, and the Board may determine that it is more appropriate to separate the roles in the future.

Role of Board in Risk Oversight Process

Our Board is responsible for overseeing our Company’s risk management and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from committees of the Board and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk. The Audit Committee discusses with our independent auditors the major financial risk exposures and the steps management has taken to monitor and mitigate such exposures.

Director Independence

We are not currently listed on any U.S. national securities exchange or quoted on an inter-dealer quotation system that has a requirement that our Board be independent. However, in evaluating the independence of our Board members and the composition of the committees of our Board, the Board utilizes the definition of “independence” as that term is defined by the Exchange Act, the Nasdaq Listing Rules, and the rules and regulations of the TSX Venture Exchange. Using this standard, the Board of Directors has determined that Gregory Baxter, David Hill, and Mayank Sampat are “independent directors.”

Directorships

Dr. Tessie Che currently serves as a director of OBI Pharma USA, a wholly-owned subsidiary of OBI Pharma, Inc., a publicly traded biotechnology corporation in Taiwan. There are no other directors currently serving on boards of other reporting companies (or equivalent).

Code of Business Conduct and Ethics and Insider Trading Policy

Our Board has adopted a written Code of Business Conduct and Ethics and a written Insider Trading Policy. Copies of these policies are available on our website at http://ir.stellarbiotechnologies.com and on SEDAR at www.sedar.com.

Information about our Board Committees

Our Board has appointed an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Board has adopted written charters for its Audit Committee, its Compensation Committee, and its Nominating and Corporate Governance Committee. Copies of these charters are available on our website at http://ir.stellarbiotechnologies.com and on SEDAR at www.sedar.com.

Audit Committee

Composition of the Audit Committee

Our Audit Committee is composed of Gregory Baxter, David Hill, and Mayank Sampat (chairman). The Audit Committee held 5 meetings in fiscal 2014. The purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. In that regard, the Audit Committee assists the Board in monitoring: the integrity of our financial statements; our independent auditor’s qualifications, independence, and performance; the performance of our internal audit function, including our system of internal controls, financial reporting, and disclosure controls; and our compliance with legal and regulatory requirements. To fulfill this obligation and perform its duties, the Audit Committee maintains effective working relationships with the Board, management, our internal auditor, and our independent auditor.

The Board has identified Mayank Sampat as its audit committee financial expert. Mr. Sampat is the Chairman of our Audit Committee and has extensive financial experience. He received an MBA in Finance from Mercer University, and has served in several financial positions with other companies, including several years as Chief Financial Officer for a medical equipment manufacturer. All members of the Audit Committee are considered to be “independent” as that term is defined by the Exchange Act, the Nasdaq Listing Rules, Canadian NI52-110, and the rules and regulations of the TSX Venture Exchange. All members of the Audit Committee are “financially literate” as that term is defined in NI 52-110.

Relevant Education and Experience

A full description of the education and experience of the current members of the Audit Committee is available under the section entitled “Information as to our Board of Director and Nominees Biographies and Qualifications” detailed above.

Audit Committee Oversight

At no time since the commencement of the Company’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board of Directors.

Assessments

The Board monitors the adequacy of information given to directors, communication between the Board and management and the strategic direction and processes of the Board and committees.

Compensation Committee

Our Compensation Committee is composed of Gregory Baxter, David Hill (chairman), and Mayank Sampat. The Compensation Committee held 3 meetings in fiscal 2014. The purpose of the Compensation Committee is to oversee the Board’s responsibilities relating to compensation of our Company’s Chief Executive Officer and our other executive officers. It has overall responsibility for approving and evaluating all of our compensation plans, policies and programs as such plans, policies and programs affect executive officers.

All compensation decisions are made with consideration of the Compensation Committee’s guiding principles to provide competitive compensation for the purpose of attracting and retaining talented executives and employees and of motivating our employees to achieve improved company performance, which ultimately benefits our shareholders. The Compensation Committee has the sole authority to retain and terminate any advisors, including independent counsel, compensation consultants and other advisors to assist as needed, and has sole authority to approve the advisors’ fees, which will be paid by us, and the other terms and conditions of their engagement. The Compensation Committee considers input and recommendations from our Chief Executive Officer, whom shall not be present during any committee deliberations with respect to his or her compensation, and outside compensation consultants in connection with its review of our Company’s compensation programs and its annual review of the performance of the other executive officers.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of Gregory Baxter (chairman), David Hill, and Mayank Sampat. The Nominating and Corporate Governance Committee did not hold any meetings in fiscal 2014. The purpose of the Nominating and Corporate Governance Committee is to identify individuals qualified to become Board members; recommend to the Board individuals to serve as directors; advise the Board with respect to Board composition, procedures and committees; develop, recommend to the Board and annually review a set of corporate governance principles applicable to the Company; and oversee any related matters required by the federal securities laws.

Process for Identifying and Evaluating Potential Director Nominees. The Nominating and Corporate Governance Committee will identify, evaluate and recommend candidates to become members of our Board with the goal of creating a Board that, as a whole, consists of individuals with various and relevant career experience, industry knowledge and experience, and financial expertise. It will consider persons identified by its members, management, shareholders, investment bankers and others for nomination to the Board. Candidates, whether identified by the Nominating and Corporate Governance Committee or proposed by shareholders, will be reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our shareholders. Although the Nominating and Corporate Governance Committee does not have a formal diversity policy concerning membership of the Board, it does consider diversity in its broadest sense when evaluating candidates, including persons diverse in gender, ethnicity, experience, and background.

Process for Shareholder Nominations. The Board has approved an advance notice policy, which was subsequently approved by our shareholders at our 2014 annual meeting of shareholders, that requires advance notice be given to us in certain circumstances where nominations of persons for election to the Board are made by our shareholders. Shareholders who wish to recommend a candidate for election to the Board should send their letters to our Secretary at 332 E. Scott Street, Port Hueneme, California 93041.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting. However, in the event that the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the fifteenth day following the day on which the first public announcement of the date of the special meeting was made.

Shareholder Communications with the Board of Directors

If you wish to communicate with the Board, you may send your communication in writing to Secretary at our executive offices located at 332 E. Scott Street, Port Hueneme, California 93041. Please include your name and address in the written communication and indicate whether you are a shareholder. The Secretary will review any communication received from a shareholder, and all material communications from shareholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

EXECUTIVE OFFICERS

Biographical information pertaining to Mr. Oakes, who is a director and an executive officer, may be found in the above section entitled “Information as to our Board of Directors and Nominees.” The executive officers serve at the pleasure of our Board of Directors.

Name	Age	Position(s) Held	Date of Appointment
Frank R. Oakes	64	President, Chief Executive Officer and Chairman of our Board of Directors	9-Apr-10
Catherine Brisson, Ph.D.	41	Chief Operating Officer	1-Nov-13
Kathi Niffenegger	57	Chief Financial Officer and Corporate Secretary	1-Nov-13
Mark A. McPartland	48	Vice President of Corporate Development and Communications	15-Nov-13

Catherine Brisson, Ph.D. was appointed our Chief Operating Officer in November 2013. She initially joined us in November 2010 and has held positions of increasing responsibility with our Company since that time, including serving as our Executive Director of Quality Assurance and Regulatory Affairs and our Chief Pharmaceutical Officer. Prior to 2010, Dr. Brisson held the position of the Executive Director of Quality Systems at MacuSight, Inc. from 2005 until 2010. Dr. Brisson has more than 20 years of experience in the biotechnology, pharmaceutical, and medical device industries with strong expertise, and broad scientific and operational understanding, in the areas of quality systems, regulatory affairs, manufacturing, and product development. She has extensive background in process development and a strong working knowledge of global regulatory requirements. Dr. Brisson holds a B.S. degree in Chemistry from North Carolina State University and a Ph.D. in Organic Chemistry from the University of North Carolina.

Kathi Niffenegger was appointed our Chief Financial Officer in November 2013 and our Corporate Secretary in June 2013. She initially joined us in May 2012 as Controller, after previously holding the position of our outside Certified Public Accountant since the founding of our California subsidiary in 1999. Ms. Niffenegger has more than 30 years of experience in accounting and finance in a range of industries. She held positions of increasing responsibility in the audit division of Glenn Burdette CPAs from 1988 to 2012 and served most recently as technical partner, obtained CFO experience at Martin Aviation, and began her career at Peat, Marwick, Mitchell & Co. (now KPMG LLP). She has held leadership roles for audits of manufacturing, aquaculture, pharmaceutical and governmental grant clients, and developed specific expertise in cost accounting systems and internal controls. Ms. Niffenegger holds a B.S. degree in Business Administration, Accounting from California State University, Long Beach and is a member of the American Institute of Certified Public Accountants (AICPA).

Mark A. McPartland was appointed our Vice President of Corporate Development and Communications in November 2013. Mr. McPartland has more than 16 years of experience in business development, capital markets advisory, corporate communications and C-suite consulting. Prior to joining us, he served as Senior Vice President at MZ Group, a subsidiary of @titude Global, the world’s largest independent global investor relations consulting firm, from September 2011 to November 2013. Mr. McPartland’s background includes guiding the development and execution of corporate strategy for private and public companies at all stages of commercial evolution, including early- and mid-stage biopharmaceutical entities. His previous positions include Vice President and Partner at Alliance Advisors, LLC from January 2005 until January 2011, and Regional Vice President of Hayden Communications, Inc. from September 1999 until January 2005. Mr. McPartland holds a B.S. in Business Administration and Marketing from Coastal Carolina University.

STATEMENT OF EXECUTIVE COMPENSATION

Our proxy disclosure has been prepared to comply with U.S. and Canadian proxy disclosures and requirements. Our executive compensation disclosure has been updated in accordance with certain additional Canadian disclosure requirements from the disclosure previously provided in our Annual Report, which was prepared to comply with U.S. disclosure requirements.

Named Executive Officers

For the purposes of this proxy statement, a Named Executive Officer (“NEO”) of the Company means each of the following individuals:

(a)	“CEO” means an individual who acted as chief executive officer of the Corporation, or acted in a similar capacity, for any part of the most recently completed financial year;

(b)	“CFO” means an individual who acted as chief financial officer of the Corporation; or acted in a similar capacity, for any part of the most recently completed financial year;

(c)	each of the Corporation’s three most highly compensated executive officers, including any of its subsidiaries, or the three most highly compensated individuals acting in a similar capacity, other than the CEO and CFO, at the end of the most recently completed financial year whose total compensation was, individually, more than $150,000, as determined in accordance with subsection 1.3(6) of Form 51-102F6 of National Instrument 51-102 which deals with Continuous Disclosure Obligations, for that financial year; and

(d)	each individual who would be a NEO under paragraph (c) above but for the fact that the individual was neither an executive officer of the Corporation, or its subsidiaries, nor acting in a similar capacity, at the end of that financial year.

Compensation Discussion and Analysis

The purpose of this Compensation Discussion and Analysis is to provide information about the Corporation’s executive compensation objectives and processes and to discuss compensation decisions relating to its NEOs.

The Corporation has, as of yet, no significant revenues from operations and often operates with limited financial resources to ensure that funds are available to complete scheduled programs. As a result, the Board of Directors has to consider not only the financial situation of the Corporation at the time of the determination of executive compensation, but also the estimated financial situation of the Corporation in the mid- and long-term. An important element of executive compensation is that of stock options, which do not require cash disbursement by the Corporation. Additional information about the Corporation and our operations is available at our website www.stellarbiotechnologies.com, and in our Annual Report, including audited financial statements for the year ended August 31, 2014, which are available for viewing through the internet on SEDAR, which can be accessed at www.sedar.com and on EDGAR at www.sec.gov.

Compensation Objectives and Principles

Compensation plays an important role in achieving short and long-term business objectives that ultimately drive business success. The primary goal of the Corporation’s executive compensation program is to attract and retain the key executives necessary for the Corporation’s long-term success, to encourage executives to further the development of the Corporation and our operations, and to motivate top quality and experienced executives. The key elements of the executive compensation program are: (i) base salary; (ii) potential annual incentive awards (bonuses); and (iii) incentive stock options. The Compensation Committee is of the view that all elements of the total program should be considered, rather than any single element.

Compensation Process

The Compensation Committee and the Board of Directors are responsible for determining long-term incentive in the form of stock options to be granted to the NEOs and directors of the Corporation and for any other officers of the Corporation from time to time, to ensure such arrangements reflect the responsibilities and risks associated with each position. When determining the compensation of the Corporation’s NEOs, directors and officers, the Compensation Committee considers: i) recruiting and retaining executives critical to the success of the Corporation and the enhancement of shareholder value; ii) providing fair and competitive compensation; iii) balancing the interests of management and the Corporation’s shareholders; and iv) rewarding performance, both on an individual basis and with respect to operations in general.

Accordingly, the Compensation Committee relies on a number of factors including input gained through various discussions and considering any formal objectives, criteria or analysis, in determining the compensation of its executive officers, as well as employees and consultants. The Compensation Committee ensures that the total compensation paid to all NEOs and directors is fair and reasonable and is consistent with the Corporation’s compensation philosophy.

Base Salary

Base salary is the amount of compensation paid before adding allowances, incentives or bonuses. It recognizes the contribution of employees, level of experience, education and abilities, while remaining competitive in the market place. Base salary for each employee and executive officer's position is primarily determined with regard for the employee's responsibilities, individual performance, overall corporate performance, and through the assessment of the market environment, conditions and competitiveness.

Base salary is reviewed annually by the Compensation Committee.

The Compensation Committee did not review the compensation of the Chief Executive Officer for fiscal 2013. Frank R. Oakes, President and CEO, voluntarily agreed to reduce his salary from $250,000 annually to $33,280 annually effective September 1, 2012, with no additional stock options or benefits beyond health insurance and 401(k) contributions that the Corporation provides to all employees. The Chief Executive Officer salary for fiscal 2013 was substantially below a CEO with similar responsibilities.

To determine fiscal 2014 compensation payable to the Chief Executive Officer, the Compensation Committee reviewed compensation paid to individuals acting in a similar position of companies of similar size and stage of development in similar industries and determine an appropriate compensation reflecting the need to provide incentive and compensation for the time and effort expended by the individual, while taking into account the financial and other resources of the Corporation. The Compensation Committee did not use any benchmarking comparisons to specific companies. They reviewed a salary survey of CEO salaries for public pharmaceutical and biotechnology companies for 2012 based on market cap and for a salary survey of CEO salaries for non-public pharmaceutical and biotechnology companies in the Los Angeles, California, USA area for 2013 based on number of employees.

Prior to the appointment of the Compensation Committee, the Board of Directors as a whole was responsible for determining the compensation for Frank R. Oakes, the Chief Executive Officer, and for his spouse, Dorothy Oakes, an Executive Assistant employed by the Corporation. The Board of Directors authorized the Chief Executive Officer to set compensation for officers and employees of the Corporation, in lieu of a formal compensation committee, up to a maximum salary of $185,000 annually, without further approval by the Board of Directors or any committee thereof. The Board of Directors retained authority to approve compensation for any officer or employee of the Corporation in excess of an annual salary of $185,000 and for compensation payable to any director.

Cash Incentives/Bonuses

The Compensation Committee will consider whether it is appropriate and in the best interests of the Corporation to award a discretionary cash bonus to the NEOs and if so, in what amount. A cash bonus may be awarded to reward extraordinary performance that has led to increased value for shareholders through property acquisitions or divestitures, the formation of new strategic or joint venture relationships, capital raising efforts or achieving satisfaction of predetermined and agreed upon performance criteria. Demonstrations of extraordinary personal commitment to the Corporation’s interests, the continuity and the industry may also be rewarded through a cash bonus.

Option Based Awards

Long-term incentive in the form of options to purchase Common Shares of the Corporation are intended to align the interests of the Corporation directors, officers and NEOs with those of its shareholders, to provide a long term incentive that rewards these individuals for their contribution to the creation of shareholder value, and to reduce the cash compensation the Corporation would otherwise have to pay. This approach is based on the assumption that the performance of the Corporation’s Common Share price over the long term is an important indicator of long term performance.

The Compensation Committee and the Board of Directors are responsible for making recommendations for the grant of incentive stock options to the NEOs. The Compensation Committee considers previous grants of options and the overall number of options that are outstanding relative to the number of outstanding Common Shares in determining whether to make any new grants of options and the size and terms of any such grants, as well as the level of effort, time, responsibility, ability, experience and level of commitment of the individual. The Chief Executive Officer is authorized by the Board of Directors to determine the allocation of stock options to be granted to non-executive officers, employee and consultants, such recommendation to be approved by the Board of Directors prior to grant.

Group Insurance and Benefits

The Board of Directors approved a Group Insurance Plan extended to all officers and employees of the Corporation resident in the United States. The plan was adopted to provide security to employees and their dependents pertaining to health and welfare risks. The plan premiums are paid by the Corporation, and coverage includes extended health and dental benefits.

Risks Associated with Compensation Policies and Practices

The Corporation’s compensation policies and practices are intended to align management incentives with the long-term interests of the Corporation and its shareholders. In each case, the Corporation seeks an appropriate balance of risk and reward. Practices that are designed to avoid inappropriate or excessive risks include (i) financial controls that provide limits and authorities in areas such as capital and operating expenditures to mitigate risk taking that could affect compensation, (ii) balancing base salary and variable compensation elements, (iii) spreading compensation across short and long-term programs; and (iv) vesting of stock options over a period of time.

Financial Instruments

The Corporation does not currently have a policy with respect to whether or not a NEO or director is permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.

Actions subsequent to August 31, 2014

Following the Corporation’s August 31, 2014 financial year end, Herbert Chow, Ph.D., Chief Technology Officer, resigned effective December 10, 2014.

Summary Compensation Table

The following table contains information about the compensation paid to, or earned by, those who were the Corporation’s NEOs during the fiscal year ended August 31, 2014.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)		Option Awards ($) (1)	Non-equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (2)	Total
Frank R. Oakes,	2014	$222,273		$180,000	$-		$-	$-	$-	$21,435	$423,708
President, CEO and Director	2013	33,280	(3)	-	-		-	-	-	19,602	52,882
	2012	250,000		-	-		161,530	-	-	30,910	442,440

Kathi Niffenegger,	2014	175,000		-	-		162,891	-	-	15,080	352,971
Chief Financial Officer and	2013	137,500		-	-		55,201	-	-	10,957	203,658
Corporate Secretary (4)	2012	N/A		N/A	N/A		N/A	N/A	N/A	N/A	N/A

Herbert Chow, Ph.D.,	2014	178,333		-	-		162,891	-	-	18,089	359,313
Chief Technology Officer (5)	2013	155,833		-	-		74,864	-	-	13,232	243,929
	2012	160,924		-	127,525	(6)	55,575	-	-	3,346	347,370

Catherine Brisson, Ph.D.,	2014	178,333		-	-		162,891	-	-	11,370	352,594
Chief Operating Officer (7)	2013	155,833		-	-		48,114	-	-	8,643	212,590
	2012	N/A		N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	Represents the aggregate grant date fair value of the stock option award granted in the covered fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated for the covered fiscal year on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 8 to our audited consolidated financial statements for the year ended August 31, 2014 included in our Annual Report.

(2)	Includes contributions made by us on the executive’s behalf to our Company’s 401(k) plan. Under the plan, we contribute a flat non-elective contribution of 3% of eligible compensation for each plan participant at the end of each fiscal year.

(3)	Mr. Oakes voluntarily reduced his annual base salary to $33,280 for fiscal 2013.

(4)	Ms. Niffenegger was appointed our Chief Financial Officer effective November 1, 2013. Previously, she served as our Controller. Ms. Niffenegger was appointed Corporate Secretary in July 2013.

(5)	Dr. Chow resigned from our Company, effective December 10, 2014.

(6)	Dr. Chow received shares under our Performance Share Plan described below.

(7)	Dr. Brisson was appointed Chief Operating Officer effective November 1, 2013. Previously, she served as our Executive Director of Quality Assurance and Regulatory Affairs and prior to then our Chief Pharmaceutical Officer.

Employment Agreements

We do not have employment agreements currently in effect with any of our named executive officers. Like our other employees, our executives are eligible for annual salary increases and discretionary equity grants.

Performance Share Plan

Under the merger agreement between our Company and our California subsidiary, we allotted 10,000,000 common shares (the “Performance Shares”) under a performance share plan (the “Plan”). The purpose of the Plan was to encourage the development of our products and business by distributing shares to key management, employees, and consultants upon the meeting of certain milestones. These milestones were set as follows:

1.	Completion of method development for commercial-scale manufacture of IMG KLH with applicable good GMP as a pharmaceutical intermediate, evidenced by completion of three GMP lots meeting all quality and product release specifications required for stability studies and process validation;
2.	Compilation and regulatory submittal of all required CMC data compiled in CTD format and evidenced by filing as a DMF with the USFDA; and
3.	Completion of preclinical toxicity and immunogenicity testing of IMG KLH and Subunit KLH in rodent and non-rodent species as evidenced by acceptance by study protocols and completion reports available to support customer United States FDA and EMEA filings.

As each milestone was met as determined by our Board, one-third of the Performance Shares were available to be released to the Plan members. In January 2011, it was determined that Milestone No. 3 was successfully completed and the Board authorized the issuance of an aggregate of 3,333,335 Performance Shares to all participants in the Plan. In August 2012, the Board determined that Milestones No. 1 and 2 had been met and authorized the issuance of an aggregate of 1,313,130 Performance Shares to the non-director participants in the Plan. The Board did not take any action at that time on the issuance of shares to the participants of the Plan who were also directors of the Company. No action was taken regarding the Plan in fiscal 2013. In December 2013, we issued 1,515,152 common shares to a former director of the Company named as an eligible participant in the Plan.

Mr. Oakes, our Chief Executive Officer and Chairman of the Board, Dr. Morse, our director, eligible participants in the Plan. 2,356,902 and 1,346,801 shares, respectively, are reserved for future issuance to Mr. Oakes and Dr. Morse under the Plan. Dr. Chow, our former Chief Technology Officer, was an eligible participant in the Plan, but has received all the performance shares allocated to him. No other NEO is eligible to participate in the Plan.

Outstanding Equity Awards at 2014 Fiscal Year-End

The Corporation has a fixed number Stock Option Plan, which was amended at the Corporation’s February 13, 2014 annual meeting to allow for the reserve of up to 10,000,000 Common Shares for the exercise of options under the Plan.

The following table summarizes the equity awards made to our named executive officers that were outstanding at August 31, 2014.

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (1)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise prices ($)	Option expiration date	Value of unexercised in-the money options ($)	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payment value of unearned shares, units or other rights that have not vested ($)	Market or payout value of vested stock awards not paid out or distributed.
Frank R. Oakes	1,035,000	-	-	$CDN0.28	9-Apr-17	$1,380,690	-	$-	-	$-	$3,751,245
	425,600	-	-	CDN0.65	8-Aug-18	422,876	-	-	-	-	-
	375,600	-	-	CDN0.42	13-Apr-19	452,673	-	-	-	-	-

Kathi Niffenegger	90,000	-	-	$CDN0.29	18-Jun-19	119,232	-	-	-	-	-
	50,000	-	-	CDN0.25	19-Dec-19	68,080	-	-	-	-	-
	60,000	30,000	-	CDN0.58	14-May-20	63,480	-	-	-	-	-
	33,333	66,667	-	US1.83	1-Nov-20	-	-	-	-	-	-

Herbert Chow, Ph.D.	55,000	-	-	$CDN0.25	17-May-17	74,888	-	-	-	-	-
	75,000	-	-	CDN0.65	8-Aug-18	74,520	-	-	-	-	-
	75,000	-	-	CDN0.42	13-Apr-19	90,390	-	-	-	-	-
	75,000	-	-	CDN0.37	9-Aug-19	93,840	-	-	-	-	-
	57,500	-	-	CDN0.25	19-Dec-19	78,292	-	-	-	-	-
	66,667	33,333	-	CDN0.58	23-May-20	70,534	-	-	-	-	-
	33,333	66,667	-	US1.83	1-Nov-20	-	-	-	-	-	-

Catherine Brisson, Ph.D.	70,000	-	-	$CDN0.64	25-Oct-17	70,196	-	-	-	-	-
	70,000	-	-	CDN0.40	22-Dec-18	85,652	-	-	-	-	-
	75,000	-	-	CDN0.37	9-Aug-19	93,840	-	-	-	-	-
	57,500	-	-	CDN0.25	19-Dec-19	78,292	-	-	-	-	-
	46,667	23,333	-	CDN0.58	14-May-20	49,374	-	-	-	-	-
	33,333	66,667	-	US1.83	1-Nov-20	-	-	-	-	-	-

(1)	Options granted to the named executive officers are subject to the following vesting schedule: (a) one-third of the option shall vest on the date of grant; (b) one-third of the option shall vest 12 months from the date of grant; and (c) the remaining one-third of the option shall vest 18 months from the date of grant.

Retirement Benefits

We have established a 401(k) plan to provide retirement benefits to eligible executive officers and employees. Employees may enter the plan after they have been employed by us for at least three consecutive months. Under the plan, we contribute a flat non-elective contribution of 3% of eligible compensation for each plan participant at the end of the fiscal year. Any Company contributions we made to the plan for our named executive officers are reflected in the “All Other Compensation” column of the Summary Compensation Table above.

Other than the funds contributed under our 401(k) plan, no other funds were set aside or accrued by us during fiscal 2014 to provide pension, retirement or similar benefits for our named executive officers.

Value Vested or Earned During the Year

The following table sets forth, for each Named Executive Officer, the value of all incentive plan awards vested or earned during the year ended August 31, 2014 :

Name	Option-based awards – Value vested during the year ($)	Share-based awards – Value vested during the year ($)	Non-equity incentive plan compensation – Value earned during the year ($)
Frank R. Oakes	$147,736	$-	$-
Kathi Niffenegger	106,874	-	-
Herbert Chow, Ph.D.	128,657	-	-
Catherine Brisson, Ph.D.	92,123	-	-

Director Compensation

The following table sets forth information regarding the compensation of our non-employee directors for the fiscal year ended August 31, 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)(2)	Non-equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total
Gregory Baxter, Ph.D.	$5,300	$-	$-	$-	$-	$-	$5,300
Tessie Che, Ph.D.	2,350	-	114,024	-	-	-	116,374
David L. Hill, Ph.D.	4,750	-	40,723	-	-	-	45,473
Daniel E. Morse, Ph.D.	3,350	-	-	-	-	-	3,350
Mayank (Mike) Sampat	5,750	-	-	-	-	-	5,750

(1)	Represents the aggregate grant date fair value of the stock option award granted in the covered fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated for the covered fiscal year on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 8 to our audited consolidated financial statements for the year ended August 31, 2014 included in our Annual Report.

(2)	The aggregate number of option awards outstanding at August 31, 2014 held by each non-employee director is as follows:

Name	Outstanding Options (#)
Gregory T. Baxter, Ph.D.	70,000
Tessie M. Che, Ph.D.	70,000
David L. Hill, Ph.D.	75,000
Daniel E. Morse, Ph.D.	521,000
Mayank D. Sampat	70,000

Narrative to Director Compensation Table

Non-Employee Director Compensation Policy

Pursuant to our non-employee director compensation policy, non-employee directors receive $1,000 for each Board meeting attended in person and $350 for each Board meeting attended by telephone. Members of Board committees also receive $350 for each committee meeting attended. All directors may also receive stock option awards at the discretion of the Board.

Non-Employee Directors on our Scientific Advisory Board

Drs. Baxter and Morse are members of our Scientific Advisory Board. As compensation for their services, the members of our Scientific Advisory Board receive certain advisory fees and expense reimbursements. During fiscal 2014, we paid an aggregate of $600 to Dr. Baxter for his services as a member of our Scientific Advisory Board and such amount is not reflected in the Director Compensation table above.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee during the fiscal year ended August 31, 2013 were Gregory Baxter, David Hill, Daniel Morse and Mayank Sampat. The Compensation Committee was reconstituted in June 2014 and is currently composed of Gregory Baxter, David Hill (chairman), and Mayank Sampat.

None of the individuals who served as a member of the Compensation Committee during fiscal 2014 was at any time during fiscal 2014 an officer or employee of our Company. Dr. Morse served as our Executive Vice-President, Science & Technology from 2010 until December 2011.

None of our executive officers currently serves, or in fiscal 2014 served, as a member of the compensation committee or director of any entity that has one or more executive officers serving as a member of our Board or on our Compensation Committee.

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table summarizes the equity awards made to our directors that were outstanding at August 31, 2014.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (1)	Option exercise prices ($)	Option expiration date	Value of unexercised in the-money options ($)	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payment value of unearned shares, units or other rights that have not vested ($)	Market or payout value of vested stock awards not paid out or distributed.
Gregory Baxter, Ph.D.	70,000	-	$CDN0.37	16-Aug-19	$87,584	-	$-	-	$-	$-

Tessie Che, Ph.D.	23,333	46,667	US1.83	1-Nov-20	-	-	-	-	-	-

David L. Hill, Ph.D.	25,000	-	CDN0.65	8-Aug-18	24,840	-	-	-	-	-
	25,000		CDN0.42	13-Apr-19	30,130	-	-	-	-	-
	8,333	16,667	US1.83	1-Nov-20	-	-	-	-	-	-

Daniel E. Morse, Ph.D.	280,000	-	CDN0.28	9-Apr-17	373,520	-	-	-	-	2,143,569
	120,500	-	CDN0.65	8-Aug-18	119,729	-	-	-	-	-
	120,500	-	CDN0.42	13-Apr-19	145,227	-	-	-	-	-

Mayank (Mike) Sampat	70,000	-	$CDN0.37	16-Aug-19	87,584	-	-	-	-	-

(1)	Options granted to directors are subject to the following vesting schedule: (a) one-third of the option shall vest on the date of grant; (b) one-third of the option shall vest 12 months from the date of grant; and (c) the remaining one-third of the option shall vest 18 months from the date of grant.

Value Vested or Earned During the Year

The following table sets forth, for each director, the value of all incentive plan awards vested or earned during the year ended August 31, 2014 :

Name	Option-based awards – Value vested during the year ($)	Share-based awards – Value vested during the year ($)	Non-equity incentive plan compensation – Value earned during the year ($)
Gregory Baxter, Ph.D.	$32,200	$-	$-
Tessie Che, Ph.D.	844	-	-
David L. Hill, Ph.D.	10,134	-	-
Daniel E. Morse, Ph.D.	47,397	-	-
Mayank (Mike) Sampat	32,200	-	-

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

The following table provides information regarding compensation plans under which securities of the Company are authorized for issuance in effect as at the fiscal year ended August 31, 2014.

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (1)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by securityholders	5,935,533 (options)	CDN $0.61 (options)	3,471,966 (options)
Equity compensation plans not approved by securityholders	-	N/A	N/A
Total	5,935,533 (options)		3,471,966 (options)

(1)    Excludes 592,501 options exercised and unavailable for reissuance under the Fixed Share Option Plan.

TRANSACTIONS WITH RELATED PERSONS

Patent Royalty Agreement

On August 14, 2002, through our California subsidiary, we entered into an agreement with Frank Oakes, our Chief Executive Officer, where he would receive royalty payments in exchange for the assignment of his rights to U.S. Patent No. 6,852,338 to us. The royalty is 5% of gross receipts from products using this invention in excess of $500,000 annually. Our current operations utilize this invention. There were no royalties paid to Mr. Oakes for the year ended August 31, 2014.

Amaran Biotechnology, Inc.

In September 2013, we completed a private placement financing, raising total gross proceeds of $12,000,000 (the “Private Placement”). In connection with the Private Placement, we issued a total of 11,428,570 units. Each unit consisted of one common share and one half of a share purchase warrant, with each whole warrant exercisable into one additional common share at a price of $1.35 for a period of three years from the issuance date of the warrants. The Private Placement included a $5,000,000 investment by Amaran Biotechnology, Inc., a privately-held Taiwan biopharmaceuticals manufacturer. As a result of the Private Placement, we appointed Tessie Che, General Manager and Chair of the Board of Directors of Amaran Biotechnology, to our Board. At December 31, 2014, Amaran Biotechnology holds 6.0% of our common shares.

In December 2013, we entered into a collaboration agreement with Amaran Biotechnology. Under the terms of the agreement, we are responsible for the production and delivery of GMP grade KLH for evaluation as a potential carrier molecule in the OBI-822 active immunotherapy. We are also responsible for method development, product formulation, and process qualification for certain KLH reference standards. Amaran is responsible for development objectives and product specifications. The agreement also provides for Amaran to pay us fees for certain expenses and costs associated with the collaboration. Subject to certain conditions and timing, the terms of the collaboration also provide for the possible negotiation of a commercial supply agreement for Stellar KLH™ in the future. However, there can be no assurance that any such negotiations will lead to successful execution of any further agreements related to this collaboration.

Policies and Procedures for Review of Related Party Transactions

The Audit Committee reviews, approves and oversees any transaction between us and any “related person” (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations, on an ongoing basis. Under these policies and procedures, the Audit Committee is to be informed of transactions subject to review before their implementation. The procedures establish our practices for obtaining and reporting information to the Audit Committee regarding such transactions on a periodic and an as-needed basis. The policy provides that such transactions are to be submitted for approval before they are initiated but also provides for ratification of such transactions. No director who is interested in a transaction may participate in the Audit Committee’s determinations as to the appropriateness of such transaction.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) did not apply to our Company or executive officers, directors and persons who own more than 10% of our common shares during our fiscal year ended August 31, 2014 because we were a “foreign private issuer” and exempt from such requirements under Rule 3a12-3 under the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information as of December 31, 2014, with respect to the beneficial ownership of our common shares by: (1) all of our directors; (2) our named executive officers listed in the Summary Compensation Table; (3) all of our current directors and executive officers as a group; and (4) each person known by us to beneficially own more than 5% of our outstanding common shares.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common shares that they beneficially own, subject to applicable community property laws.

Common shares subject to options or warrants currently exercisable or exercisable within 60 days of December 31, 2014 are deemed outstanding for computing the share ownership and percentage of the person holding such options and warrants, but are not deemed outstanding for computing the percentage of any other person. The percentage ownership of our common shares of each person or entity named in the following table is based on 79,546,650 common shares outstanding as of December 31, 2014.

Directors and Officers

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Shares Beneficially Owned
Frank R. Oakes	5,315,846	(2)	6.5%
Kathi Niffenegger	326,667	(3)	*
Herbert S. Chow, Ph.D. (4)	1,104,334	(5)	1.4%
Catherine Brisson, Ph.D.	563,847	(6)	*
Gregory Baxter, Ph.D.	74,167	(7)	*
Tessie Che, Ph.D.	46,667	(8)	*
David L. Hill, Ph.D.	86,667	(9)	*
Daniel E. Morse, Ph.D.	1,486,094	(10)	1.9%
Mayank (Mike) Sampat	70,000	(11)	*

All directors and executive officers as a group (10 persons)	9,140,956	(12)	10.9%

* Percentage of shares beneficially owned does not exceed one percent.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Stellar Biotechnologies, Inc., 332 E. Scott Street, Port Hueneme, California 93041.

(2)	This amount includes (i) 1,836,200 shares issuable upon the exercise of options and (ii) 40,000 shares issuable upon the exercise of warrants, each as currently exercisable or exercisable within 60 days of December 31, 2014; and excludes (iii) 464,273 common shares and 50,000 common shares issuable upon the exercise of outstanding options which are held by Mr. Oakes’ spouse who has sole voting and dispositive power over the securities, and as to which Mr. Oakes disclaims beneficial ownership. Mr. Oakes does not have the power to vote or dispose of, or to direct the voting or disposition of, the shares held by his spouse, or with respect to any shares acquired under her outstanding options. He also does not have the power to dispose of, or to direct the disposition of, up to 1,500,000 common shares which are covered by exercisable call options whereby two investors have the right to purchase, and Mr. Oakes has an obligation to sell, up to an aggregate of 1,500,000 of his common shares at a price of $0.25 per share.

(3)	Represents 326,667 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of December 31, 2014.

(4)	Dr. Chow resigned from our Company, effective December 10, 2014.

(5)	This amount includes (i) 504,167 shares issuable upon the exercise of options and (ii) 38,400 shares issuable upon the exercise warrants, each as currently exercisable or exercisable within 60 days of December 31, 2014.

(6)	This amount includes 409,167 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of December 31, 2014.

(7)	Represents 74,167 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of December 31, 2014.

(8)	Represents 46,667 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of December 31, 2014.

(9)	This amount includes 66,667 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of December 31, 2014.

(10)	This amount includes 521,000 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of December 31, 2014.

(11)	Represents 70,000 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of December 31, 2014.

(12)	This amount includes (i) 3,921,369 shares issuable upon the exercise of options and (ii) 78,400 shares issuable upon the exercise of warrants, currently exercisable or exercisable within 60 days of December 31, 2014.

Shareholders Known by Us to Own 5% or More of Our Common Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares Beneficially Owned
Ernesto Echavarria (1)	15,220,266	(2)(3)	18.2%
Amaran Biotechnology Inc. (4)	7,142,858	(2)(5)	8.7%
Frank R. Oakes	5,315,846	(6)	6.5%

(1)	The address of Mr. Echavarria is Blvd. Anaya, 1225 Culiacan Sinaloa, Mexico 80040.

(2)	We obtained this information from the Canadian System for Electronic Disclosure by Insiders (SEDI) as of December 31, 2014.

(3)	Of the amount reported, 4,253,333 common shares represent common shares to be acquired upon exercise of warrants.

(4)	The address of Amaran Biotechnology Inc. is 11F-1, No. 308, Sec. 2, BaDe Road, ZhongShan District, Taipei City, 10492, Taiwan (R.O.C.).

(5)	This amount includes 2,380,953 common shares underlying warrants.

(6)	This amount includes (i) 1,836,200 shares issuable upon the exercise of options and (ii) 40,000 shares issuable upon the exercise of warrants, each as currently exercisable or exercisable within 60 days of December 31, 2014; and excludes (iii) 464,273 common shares and 50,000 common shares issuable upon the exercise of outstanding options which are held by Mr. Oakes’ spouse who has sole voting and dispositive power over the securities, and as to which Mr. Oakes disclaims beneficial ownership. Mr. Oakes does not have the power to vote or dispose of, or to direct the voting or disposition of, the shares held by his spouse, or with respect to any shares acquired under her outstanding options. He also does not have the power to dispose of, or to direct the disposition of, up to 1,500,000 common shares which are covered by exercisable call options whereby two investors have the right to purchase, and Mr. Oakes has an obligation to sell, up to an aggregate of 1,500,000 of his common shares at a price of $0.25 per share.

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the SEC or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

The Audit Committee reviews our financial reporting process on behalf of our Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Our independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States of America.

In this context, the Audit Committee has reviewed and discussed our audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (“Communication with Audit Committees”), as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence. In addition, the Audit Committee has considered whether the independent auditor’s provision of non-audit services to us is compatible with the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended August 31, 2014, for filing with the SEC.

The foregoing report has been furnished by the members of the Audit Committee.

Mayank D. Sampat, Chairman
Gregory T. Baxter

David L. Hill

PROPOSAL NO. 2

APPOINTMENT OF AUDITORS

The Audit Committee has selected Moss Adams LLP as our auditors and independent registered public accounting firm for the year ending September 30, 2015, and the Board has ratified such appointment. The Board has directed that a resolution to appoint Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year, be presented to our shareholders for approval at the Annual Meeting.

Representatives of Moss Adams LLP are expected to be at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions

Auditor Fees and Services

The following table shows the aggregate fees paid or accrued for audit and other services provided for the years ended August 31, 2014 and 2013 rendered by Moss Adams LLP and D&H Group LLP, respectively.

Effective June 3, 2014, we terminated our relationship with D&H Group LLP, Chartered Accountants as auditors for the Corporation. The report of D&H Group LLP on the financial statements for our fiscal years ended August 31, 2012 through August 31, 2013 previously issued contained no adverse opinion or any disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles, other than to state that there was substantial doubt as to our ability to continue as a going concern in fiscal 2012. Effective June 3, 2014, we engaged Moss Adams LLP as our auditors and principal independent registered public accounting firm. Our Board recommended the decision to change our auditors and principal independent registered public accounting firm. The termination of D&H Group LLP was not the result of any disagreement or dispute.

Type of Service	Fiscal Year 2014	Fiscal Year 2013

Audit Fees	$88,000	CDN$	44,952
Audit-Related Fees	-		-
Tax Fees	-	CDN$	4,342
All Other Fees	-	CDN$	2,893
Total	$88,000	CDN$	52,187

Audit Fees consisted of fees incurred for professional services rendered for audits of the years ended August 31, 2014 and 2013.

Tax Fees for fiscal year 2013 were related to preparation of Canadian corporate tax returns.

All Other Fees for fiscal year 2013 were related to consents and comments provided for our Annual Report on Form 20-F.

Pre-Approval Policies and Procedures

The Audit Committee is directly responsible for the appointment, compensation and oversight of our auditors. It has established procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee also has the authority and the funding to engage independent counsel and other outside advisors.

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and rules issued by the SEC, our Audit Committee Charter includes a procedure for the review and pre-approval of all audit and permitted non-audit and tax services, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, the SEC rules promulgated thereunder, and under the rules of the TSX Venture Exchange, that may be provided by our independent auditor or other registered public accounting firms. The procedure requires that all proposed engagements of the auditor for audit and permitted non-audit services are submitted to the Audit Committee for approval prior to the beginning of any such services. The Audit Committee pre-approved 100% of the audit, audit-related and tax services performed by the auditors of the Corporation for the fiscal year ended August 31, 2014.

Exemption

As a “venture issuer” as defined in NI 52-110, the Corporation is relying on the exemptions set forth in section 6.1 of NI 52-110 with respect to Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to appoint Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year.

Recommendation

The Board recommends that shareholders vote “FOR” Proposal No. 2.

HOUSEHOLDING OF MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of these proxy materials may have been sent to multiple shareholders in each household. We will promptly deliver a separate copy of these proxy materials to any shareholder upon written or verbal request to us at our executive offices at 332 E. Scott Street, Port Hueneme, California 93041, telephone: (805) 488-2800. Any shareholder who wants to receive separate copies of proxy materials in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact that shareholder’s bank, broker, or other nominee record holder, or that shareholder may contact us at the address and phone number set forth above.

WHERE YOU CAN FIND MORE INFORMATION

Our Annual Report on Form 10-K for the fiscal year ended August 31, 2014, as amended, which was made available to shareholders with or preceding this proxy statement, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

Through our website, http://www.stellarbiotechnologies.com, we make available free of charge all of our SEC filings, including our proxy statements, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K, as well as Forms 3, Form 4, and Form 5 of our directors, officers, and principal shareholders, together with amendments to these reports filed or furnished pursuant to Sections 13(a), 15(d), or 16 of the Exchange Act. We will also provide upon written request, without charge to each shareholder of record as of the record date, a copy of our Annual Report on Form 10-K for the fiscal year ended August 31, 2014, as amended, as filed with the SEC. Any exhibits listed in the Annual Report on Form 10-K, as amended, also will be furnished, upon request, at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Secretary at our executive offices at 332 E. Scott Street, Port Hueneme, California 93041, telephone: (805) 488-2800.

OTHER BUSINESS

The Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their judgment.

The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, we recommend that you sign the proxy card attached to the printed copies of the proxy materials and return it by following the instructions on the proxy card, or vote by telephone or the Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

By Order of the Board of Directors,

/s/ Frank R. Oakes

Frank R. Oakes
President, Chief Executive Officer, and Chairman

January 13, 2015

Schedule “A”

Appointment of Auditor Reporting Package

STELLAR BIOTECHNOLOGIES, INC.
332 E. Scott Street
Port Hueneme, California 93041

(the “Company”)

NOTICE OF CHANGE OF AUDITOR

TO:	D&H GROUP LLP, CHARTERED ACCOUNTANTS
AND TO:	MOSS ADAMS LLP, CERTIFIED PUBLIC ACCOUNTANTS

NOTICE IS HEREBY GIVEN that, on the advice of the Audit Committee of the Company, the Board of Directors of the Company resolved on June 3, 2014 that:

(a)          The resignation of D&H Group LLP, Chartered Accountants, on June 3, 2014, as auditor of the Company be accepted, and

(b)          Moss Adams LLP, Certified Public Accountants, be appointed as auditor of the Company to be effective June 3, 2014, to hold office until the next annual meeting at a remuneration to be fixed by the directors.

In accordance with National Instrument 51-102 (“NI 51-102”) we confirm that:

(a)          D&H Group LLP, Chartered Accountants, resigned on its own initiative as auditor of the Company;

(b)          D&H Group LLP, Chartered Accountants, has not expressed any reservation in its reports for the two most recently completed fiscal years of the Company, nor for the period from the most recently completed period for which D&H Group LLP, Chartered Accountants, issued an audit report in respect of the Company and the date of this Notice;

(c)          the resignation of D&H Group LLP, Chartered Accountants, and appointment of Moss Adams LLP, Certified Public Accountants, as auditor of the Company were considered by the Audit Committee and approved by the Board of Directors of the Company;

(d)          in the opinion of the Board of Directors of the Company, no “reportable event” as defined in NI 51-102 has occurred in connection with the audits of the two most recently completed fiscal years of the Company, nor any period from the most recently completed period for which D&H Group LLP, Chartered Accountants, issued an audit report in respect of the Company and the date of this Notice; and

(e)          the Notice, resignation and letters of the auditors have been reviewed by the Audit Committee and the Board of Directors.

Dated as of June 3, 2014.

STELLAR BIOTECHNOLOGIES, INC.

Per:	/s/ Kathi Niffenegger
Kathi Niffenegger
Chief Financial Officer

British Columbia Securities Commission
P.O. Box 10142, Pacific Centre
701 West Georgia Street
Vancouver, B.C. V7Y 1L2

Alberta Securities Commission
Suite 600, 250–5th St. SW
Calgary, Alberta, T2P 0R4

Dear Sirs:

Change of Auditor of Stellar Biotechnologies, Inc. (the “Company”)

We acknowledge receipt of a Notice of Change of Auditor (the “Notice”) dated June 3, 2014 given by the Company to ourselves and Moss Adams LLP, Certified Public Accountants.

Based on our knowledge of the information as of this date, we agree with the statements set out in the Notice.

Yours truly,

D&H GROUP LLP

By:

British Columbia Securities Commission
P.O. Box 10142, Pacific Centre
701 West Georgia Street
Vancouver, B.C. V7Y 1L2

Alberta Securities Commission
Suite 600, 250–5th St. SW
Calgary, Alberta, T2P 0R4

Dear Sirs:

Change of Auditor of Stellar Biotechnologies, Inc. (the “Company”)

We acknowledge receipt of a Notice of Change of Auditor (the “Notice”) dated June 3, 2014 given by the Company to ourselves and D&H Group LLP, Chartered Accountants.

Based on our knowledge of the information as of this date, we agree with the statements set out in the Notice.

Yours truly,

Moss Adams LLP

By:

Schedule “B”

Proxy Card

STELLAR BIOTECHNOLOGIES, INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001

Mr A Sample
Designation (if any)
Add1
Add2
add3
add4
add5
add6

Security Class COMMON SHARES

Holder Account Number

C1234567890 XXX

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Form of Proxy - Annual General Meeting to be held on Thursday, February 12, 2015 at 9:30 AM (Pacific Time)

This Form of Proxy is solicited by and on behalf of the Board of Directors.

Notes to proxy

1. **Every holder has the right to appoint another person or entity of their choice, who need not be a shareholder, to attend and act on the holder's behalf at the Annual Meeting or any adjournment or postponement thereof. If you wish to appoint a person or entity other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all registered owners must sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Company to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of the Annual Meeting or other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying Annual Report and proxy statement provided by the Company.

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Proxies must be received by 9:30 AM (Pacific Time) on Tuesday, February 10, 2015.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY, 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone. Have your proxy card available when you call.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
  Have your proxy card available when you access the website.
- **Smartphone?**
  Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456789012345

09DE14084_013WAA

CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE

C1234567890

XXX 123

Appointment of Proxyholder

I/We being holder(s) of Stellar Biotechnologies, Inc. hereby appoint: Frank R. Oakes, President, Chief Executive Officer and Director of the Company, or failing him, Mark McPartland, Vice President of Corporate Development and Communications of the Company.

OR

Print the name of the person you are appointing if this person is someone other than the appointed proxyholders.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Shareholders of Stellar Biotechnologies, Inc. to be held at Holiday Inn Express, 350 E. Port Hueneme Road, Port Hueneme, California, USA, on Thursday, February 12, 2015 at 9:30 AM (Pacific Time) and at any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Frank R. Oakes	☐	☐	02. David L. Hill	☐	☐	03. Mayank (Mike) Sampat	☐	☐
04. Daniel E. Morse	☐	☐	05. Gregory T. Baxter	☐	☐	06. Tessie M. Che	☐	☐

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.